ASSET ACQUISITION	12 Months Ended
Dec. 31, 2024
Business Combinations [Abstract]
ASSET ACQUISITION	ASSET ACQUISITION
NHC Turlock, LLC
On April 21, 2023, the Company completed the acquisition of NHC Turlock, LLC, a California retail dispensary, through GHG-NHC Turlock Inc., a wholly-owned subsidiary of the Company. Pursuant to the terms of the merger agreement, calculation and payment of consideration for the acquisition of NHC Turlock was to occur at the end of its sixth full quarter of operations (“Turlock Earnout Date”), at twenty-four times its annualized EBITDA in that quarter ("Turlock Contingent Consideration") offset by the amount owed by the seller of NHC Turlock to the Company under a note receivable. As of the date of acquisition, the fair value of the Turlock Contingent Consideration was determined to be nil based on the Company's forecasts of future EBITDA, and as a result, the total consideration was estimated to be the balance of a note receivable of $1.6 million. The Company recorded $0.3 million in inventory and $1.3 million of intangible assets for NHC Turlock’s cannabis license and assumed the lease related to this entity. At the Turlock Earnout Date during the three months ended December 30, 2024, it was determined that the Contingent Consideration payment threshold was not met.
The Company analyzed the transaction under ASC 805, Business Combinations, and determined that it did not meet the criteria of a business and accounted for the transaction as an asset acquisition. At the acquisition date for NHC Turlock, the Company determined that NHC Turlock’s cannabis license was fully impaired and recorded an impairment expense for intangible assets of $1.3 million for year ended December 31, 2023. See Note 8 – Intangible Assets for further information.